Exhibit 99.3

Sant Joan de Déu
HOSPITAL MATERNOINFANTIL
UNIVERSITAT DE BARCELONA

VCN BIOSCIENCES

VCN-01 is an encouraging therapy against retinoblastoma

IOVC 2021

Guillem Pascual-Pasto, **Miriam Bazan-Peregrino**, Ana Mato-Berciano, Genoveva Correa, Maria Cuadrado-Vilanova, Víctor Burgueño-Sandoval, Patricia Alonso-Lopez, Silvia Torres-Manjon, Rafael Moreno, Jaume Catalá-Mora, Ramón Alemany, Manel Cascalló, Guillermo L. Chantada, Angel M. Carcaboso.

1

GRIFOLS

2 ▪ Developmental intraocular tumor of the retina of the young child ▪ Average age at diagnosis: 2 years ▪ It rarely occurs in those older than 6 years ▪ Incidence 1 / 18,000 newborns ▪ Cause: biallelic mutation of the Rb1 gene ▪ Bilateral RB (with germline Rb1 mutation) 35%, unilateral RB (sporadic mutation) 65%

3 Retinoblastoma orthotopic models H&E Anti - human Nuclei Optic nerve invasion Retinal tumor invasion

4 VCN - 01 “First - in - Class oncolytic adenovirus that remodels tumour matrix” Replication restricted to tumor cells with dysregulated pRB pathway Integrin targeting Degradation of hyaluronic acid to enhance viral spreading and increase antitumor activity

5 VCN - 01 improves ocular survival and inhibits metastasis in retinoblastoma xenografts

6 D1 D15 D28 D45 D180 MRI - MDD Oft - ERG Safety visit 6 months Follow - up VCN - 01 Oft - Lab ERG VCN - 01 MRI - MDD Oft - ERG Children (2 - 6 years) with retinoblastoma Two intravitreal administrations 2 weeks interval Endpoints: Safety profile and Antitumoural Activity (retardation of enucleation) Dose escalation in monotherapy: • 2 E9 vp /eye 1 patient • 2 E10 vp /eye 3 patients  3 • 2 E10 vp /eye 1 - 3 patients  ongoing POPULATION Recruitment ongoing DOSAGE VCN - 01 in Retinoblastoma: Clinical trial Intravitreal administration of VCN - 01 in patients NCT03284268

Safety of VCN-01 in RB: Clinical trial

NCT03284268

Safety FSJD-RTB Trial					
		All grades		Grade ≥3	
Adverse Reaction (Preferred Term)	Nº patients treated*	Nº patients observed	%	Nº patients observed	%
Uveitis	4	2	50%	2	50%
Periflebitis	4	1	25%	0	0%

- ✓ VCN-01 is well tolerated after intravitreal administration, although some degree of turbidity and vitritis associated to intravitreal inflammation is observed.
- ✓ Inflammation is managed with local and systemic administration of anti-inflammatory drugs.
- ✓ VCN-01 does not change the retinal function.

Stable Electroretinographic signals



1000
100
10
1
Amplitude (µV)
Prior to injection
During treatment
After treatment
1st Patient Control
4th Patient Control
2nd Patient Treated
4th Patient Treated
1st Patient Treated

7

GRIFOLS

8 E 1 A protein expression is associated with tumour necrosis Lack of E 1 A expression in normal retina confirms selective VCN - 01 replication Selective VCN - 01 replication in RB patients NCT03284268 First patient 2 years - old patient Dose: 2E9 vp /eye Eye was enucleated 28 days after 2 nd VCN - 01 admin Necrotic tumor Conserved retina a - E1A IHC

VCN-01 significantly reduces the number of vitreous seeds

NCT03284268

Patient & Dose		Enucleation Date	Enucleation Reason	Clinical Evaluation
1st 2E+9vp	 D0 D14 D28	D42	Vitritis-associated turbidity precluding monitoring the tumor activity	Necrosis without clear evidence of tumor seed reduction
2nd 2E+10vp	 D0 D14 D28	D61	Vitritis-associated turbidity precluding monitoring the tumor activity	Reduction of tumoral vitreous seeds in size and number
3rd 2E+10vp	 D0 D64 M8	-	-	Complete Regression
4th 2E+10vp	 D0 N/A D53	D53	Retinal detachment associated to previous chemotherapies	No viable tumor was found at enucleation

9

GRIFOLS

VCN-01 is clinically effective in pediatric retinoblastoma patients

NCT03284268

3rd Patient 3-years old ♂

Bilateral retinoblastoma (with germline Rb1 mutation), with 1st eye already enucleated.

Previous treatments:

- Systemic chemotherapy CBP/VP-16/VCR (followed by intraarterial dosing of topotecan/melphalan).
- Tumor relapse 9 months later → Intravitreous melphalan: NO RESPONSE
- Chemotherapy STOP.



Intravitreous Administration
(2E+10 vp/dose)
VCN-01
VCN-01
VCN-01
Topotecan treatment re-initiation
6 months
9 months
Sustained complete Response
D1
D15
D28
D45
D64
Active Tumor (vitreous seeds)
Calcified Tumor (from previous treatments)
COMPLETE REGRESSION

10

GRIFOLS

11 VCN - 01 replicated within retinoblastoma tumors over time COMPLETE REGRESSION 3 rd patient 0 50 100 150 200 10 0 10 1 10 2 10 3 10 4 10 5 10 6 10 7 10 8 Viral particles at aqueous humor Days v p / m L @ a q u e o u s h u m o r 1st Patient 2nd Patient 3rd Patient 4th Patient Viral particles at aquous humor are observed over long periods of time, suggesting viral replication. 14 64 NCT03284268

Sant Joan de Déu
HOSPITAL MATERNOINFANTIL
UNIVERSITAT DE BARCELONA

VCN BIOSCIENCES

The Retinoblastoma Team


Angel M. Carcaboso


Guillermo Chantada


Jaume Català-Mora


Guillem Pascual-Pasto


Ramon Alemany


Manel Cascallo


Miriam Bazan-Peregrino


5'
Thank you!
3'

Miriam Bazan-Peregrino
R&D Director
VCN Biosciences SL
www.vcnbiosciences.com
phone: +34 93 571 2534
mbazan@vcnbiosciences.com

Manel Cascalló
Chief Executive Officer
VCN Biosciences SL
www.vcnbiosciences.com
phone: +34 93 571 2359 / + 34 609432375
mcascallo@vcnbiosciences.com

12

GRIFOLS

14 Single Efficacy of single & double intravitreous VCN - 01 in orthotopic retinoblastoma xenografts Double HSJD-RBT-002 0 50 100 150 0 50 100 Control VCN-01 P=0.135 Days E y e s u r v i v a l HSJD-RBT-002 0 50 100 0 50 100 Controls VCN-01 P<0.0001 Days E y e s u r v i v a l

Patient 5. Received both doses of VCN - 01 ITV and was enucleated on D53 due to retinal detachment associated to previous chemotherapies. No tumor was found at enucleation .

0 10 20 30 40 50 0.0 0.2 0.4 0.6 0.8 1.0 vp/mL of Blood Days v p / m L 1 2 4 5 No virus is detected in blood after intravitreal adminsitration 0 5 10 15 20 10 0 10 1 10 2 10 3 10 4 10 5 10 6 10 7 10 8 Viral particles at eye surface (reflux) Days v p @ e y e s u r f a c e d u e t o r e f l u x a f t e r i n t r a v i t r e a l i n j e c t i o n 1 2 4 5 Viral reflux is observed at the eye surface after intravitreal administration 0 50 100 150 200 10 0 10 1 10 2 10 3 10 4 10 5 10 6 10 7 10 8 Viral particles at aqueous humor Days v p / m L @ a q u e o u s h u m o r 1 2 4 5 Viral particles at aquous humos are observed over long periods of time, suggesting viral replication. 14 64 0 10 20 30 40 50 1 10 100 1000 10000 100000 NAbs titer Days N A b s t i t e r ( 1 / d i l u t i o n ) NAbs titer is increased after VCN-01 administration 1 2 4 5